UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2010

POWER3 MEDICAL PRODUCTS, INC.
 (Exact Name of Registrant as Specified in Charter)

New York	000-24921	65-0565144
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3400 Research Forest Drive, Suite B2-3
The Woodlands, Texas	77381
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 466-1600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry Into a Material Definitive Agreement.

On February 9, 2010, Power3 Medical Products, Inc., a New York corporation (“Power3”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Power3, Power3 Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Power3 (“Merger Sub”), and StemTroniX, Inc., a Texas corporation (“StemTroniX”), pursuant to which Merger Sub will merge with and into StemTroniX, the separate corporate existence of Merger Sub will cease, and StemTroniX will continue as the surviving company and a wholly-owned subsidiary of Power3 (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of both Power3 and StemTroniX, if the Merger is completed, each outstanding share of StemTroniX common stock will be converted into the right to receive fourteen and sixth-tenths (14.60) shares of Power3’s common stock (the “Exchange Ratio”), subject to certain adjustments as provided in the Merger Agreement.

The Merger Agreement contains customary representations and warranties of Power3 and StemTroniX, covenants of StemTroniX to conduct its business in the ordinary course until the Merger is completed, and covenants of StemTroniX to not take certain actions during such period.  StemTroniX has also agreed to not solicit proposals relating to business combination transactions with other parties or enter into discussions concerning any proposals for business combination transactions with other parties.

Consummation of the Merger is subject to certain customary conditions, including, among others, the approval of the Merger by the shareholders of StemTroniX, the approval of the issuance of Power3 common stock in connection with the Merger by the shareholders of Power3, the approval of an amendment to the certification of incorporation of Power3 by the shareholders of Power3 to increase the number of shares of common stock authorized for issuance to that number of shares necessary to ensure that an adequate number of shares is available for issuance to the shareholders of StemTroniX, the receipt of any required governmental approvals and expiration of applicable waiting periods, the accuracy of the representations and warranties of Power3 and StemTroniX (generally subject to a material adverse effect standard), and material compliance by Power3 and StemTroniX with their respective obligations under the Merger Agreement.

The Merger Agreement contains certain termination rights of Power3 and StemTroniX, including the right to terminate the Merger Agreement if the Merger is not completed by June 30, 2010.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been attached hereto to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about Power3, StemTroniX or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the agreement and as of specific dates, were solely for the benefit of the parties to the agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement.  The representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the agreement rather than establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Power3, Merger Sub or StemTroniX, or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Power3’s public disclosures.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference herein.

The shares of Power3 common stock to be issued to the shareholders of StemTroniX pursuant to the Merger Agreement will be issued to a limited number of accredited investors in a private placement transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation D promulgated under the Securities Act directly by Power3 without engaging in any general solicitation or advertising of any kind.

Section 8 – Other Events

Item 8.01.  Other Events.

 On February 11, 2010, Power3 issued a press release announcing the execution of the Merger Agreement by Power3, Merger Sub and StemTroniX.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated February 9, 2010, by and among Power3, Merger Sub and StemTroniX

99.1	Press Release dated February 11, 2010

*****

Additional Information and Where to Find It

                Power3 intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the proposed Merger.  Investors and security holders are urged to read the proxy statement when it becomes available because it will contain important information about the Merger.

                Investors and security holders may obtain this document (when it is available) and other documents filed by Power3 with the SEC free of charge at the SEC’s website at www.sec.gov.  In addition, the documents filed with the SEC by Power3 may be obtained free of charge by directing such request to: Investor Relations, Power3 Medical Products, Inc., 3400 Research Forest Drive, Suite B2-3, The Woodlands, Texas 77381, (281) 466-1600.

Participants in the Solicitation

                Power3 and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Power3 in connection with the proposed Merger. Information regarding the special interests of these directors and executive officers in the Merger will be included in the proxy statement of Power3 described above.  Additional information regarding the directors and executive officers of Power3 is also included in Power3’s Annual Report on Form 10-K/A, which was filed with the SEC on April 16, 2009, and in other documents subsequently filed by Power3 and its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER3 MEDICAL PRODUCTS, INC.

Dated: February 11, 2010	/s/ Helen R. Park
Helen R. Park
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated February 9, 2010, by and among Power3, Merger Sub and StemTroniX

99.1	Press Release dated February 11, 2010